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                                                                    Exhibit 10.1


                         LUMINANT WORLDWIDE CORPORATION
                          1999 LONG-TERM INCENTIVE PLAN


PURPOSE Luminant Worldwide Corporation, a Delaware corporation (the "COMPANY"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Luminant Worldwide Corporation 1999 Long-Term Incentive Plan (the "PLAN"), effective as of August 6, 1999 (the "EFFECTIVE DATE"), to provide options ("OPTIONS") to employees and outside directors of the Company and its subsidiaries to purchase shares of the Company's common stock (the "COMMON STOCK").

PARTICIPANTS              All Employees of the Company and any Eligible
                          Subsidiaries are eligible for Options under this Plan. Eligible employees become "OPTIONEES" when the Administrator grants them an option under this Plan.
                          The Administrator may also grant options to consultants and certain other service providers. The term OPTIONEE also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient.

                 EMPLOYEE means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR             The ADMINISTRATOR will be the Compensation Committee
                          of the Board of Directors, unless the Board specifies another committee of the Board, but the Board may still act under the Plan as though it were the Compensation Committee.

                 The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or other employees of the Company.

                 The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.

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GRANTING OF                Subject to the terms of the Plan, the Administrator
OPTIONS                    will, in its sole discretion, determine

                           the persons who receive Options,

                           the terms of such Options,

                           the schedule for exercisability (including any requirements that the optionee or the Company satisfy performance criteria),

                           the time and conditions for expiration of the Option, and

                           the form of payment due upon exercise.

                  The Administrator's determinations under the Plan need not be uniform and need not consider whether possible recipients are similarly situated.

                  Options granted to employees may be "incentive stock options" ("ISOS") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "CODE"), or the corresponding provision of any subsequently enacted tax statute, or nonqualified stock options ("NQSOS"), and the Administrator will specify which form of option it is granting. (If the Administrator fails to specify the form, it will be an ISO.) Options granted to outside directors, including Formula Options, must be nonqualified stock options.

         SUBSTITUTIONS             The Administrator may also grant Options in
                                   substitution for options or other equity interests held by individuals who become
                                   Employees of the Company or of an Eligible
                                   Subsidiary as a result of the Company's or Subsidiary's acquiring or merging with the individual's employer or acquiring its assets. In addition, the Administrator may provide for the Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant, including both persons who provided services to any acquired company or business and persons who provided services to the Company or any Subsidiary. If necessary to conform the Options to the interests for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.


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DIRECTOR                   Each director who is not an employee of the Company
FORMULA                    will receive a formula stock option
OPTIONS                    ("FORMULA OPTION") as of effective date of the
                           registration of the Company's initial public offering (the "IPO EFFECTIVE DATE") with respect to 15,000 shares of Common Stock, as will each non-employee director later appointed or elected to the Board (with the grant made as of the date of his first election or appointment). Each such non-employee director serving on the Board at each annual meeting of the Company's stockholders
                           (beginning with the meeting at least six months after the Effective Date and excluding directors who leave the Board on the day of the annual meeting) will receive a Formula Option as of that meeting with respect to 10,000 shares of Common
                           Stock. The Exercise Price for Formula Options will be the Fair Market Value on the Date of Grant. The
                           Board or the Administrator may also make discretionary Option grants to outside directors.

         EXERCISE          Unless the Administrator specifies otherwise, each
         SCHEDULE          Formula Option will become exercisable as to
                           one-sixth every six months over the three years following the Date of Grant. A Formula Option will become exercisable in its entirety upon the director's death, disability, or attainment of age
                           70.

DATE OF GRANT              The DATE OF GRANT will be the date as of which this
                           Plan (for Formula Options) or the Administrator grants an Option to a participant, as specified in the Plan or in the Administrator's minutes.

EXERCISE PRICE             The EXERCISE PRICE is the value of the consideration
                           that an optionee must provide in exchange for one share of Common Stock. The Administrator will determine the Exercise Price under each Option and may set the Exercise Price without regard to the Exercise Price of any other Options granted at the same or any other time. The Company may use the consideration it receives from the optionee for general corporate purposes.

                  The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value of a share on the Date of Grant for grants made after the IPO Effective Date. For ISOs, the Exercise Price per share must be at least 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; PROVIDED, HOWEVER, that if the Administrator decides to grant an ISO to someone covered by Code Sections 422(b)(6) and 424(d) (as a more-than-10%-stock-owner), the Exercise Price must be at least 110% of the Fair Market Value.


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         FAIR MARKET       FAIR MARKET VALUE of a share of Common Stock for
         VALUE             purposes of the Plan will be determined as follows:

                           if the Company has no publicly-traded stock, the Administrator will determine the Fair Market Value for purposes of the Plan using any measure of value it determines in good faith to be appropriate;

                           if the Common Stock trades on a national securities exchange, the closing sale price on that date;

                           if the Common Stock does not trade on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date;

                           if no such closing sale price information is available, the average of the closing bid and asked prices that Nasdaq reports for such date; or

                           if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

                           For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of "closing sale price" if appropriate because of changes in exchange or market procedures.

                           The Fair Market Value will be treated as equal to the price established in an IPO for any Options granted as of the IPO if they are granted on or before the date on which the IPO's underwriters price the IPO or granted on the following day before trading opens in the Common Stock.

                           The Administrator has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Options are conditioned on the optionees' agreement that the Administrator's determination is conclusive and binding even though others might make a different and also reasonable determination.

EXERCISABILITY            The Administrator will determine the times and
                          conditions for exercise of each Option.

                  Options will become exercisable at such times and in such manner as the

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                 Administrator determines and the Option Agreement indicates;
                 PROVIDED, HOWEVER, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

                 If the Administrator does not specify otherwise, Options will become exercisable as to one sixth of the covered shares six months following the Date of Grant and one sixth after each following six months.

                 No portion of an Option that is unexercisable at an optionee's termination of employment will thereafter become exercisable, unless the Option Agreement provides otherwise, either initially or by amendment.

         CHANGE OF         Upon a Change of Control (as defined below), all
         CONTROL           Options will become fully exercisable, unless the
                           optionee's Option Agreement provides otherwise. A
                           CHANGE OF CONTROL for this purpose means the occurrence of any one or more of the following events after the Company's IPO:

                           a person, entity, or group (other than the Company, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) acquires ownership of more than 50% of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board ("COMPANY VOTING SECURITIES");

                           completion of a merger or consolidation of the Company with or into any other entity -- unless the holders of the Company Voting Securities outstanding immediately before such completion, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation at least 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its parent; or

                           the stockholders of the Company approve (i) a plan of complete liquidation or dissolution of the Company or
                           (ii) an agreement for the Company's sale or disposition of all or substantially all the Company's assets, AND such liquidation, dissolution, sale, or disposition is completed.

                  Even if other tests are met, a Change of Control has not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing. The Administrator may allow conditional exercises in advance of the completion of a Change of Control that are


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                  then rescinded if no Change of Control occurs. [CHECK WITH
                  ACCOUNTANTS: In addition, unless the Board determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.]

                  The ADJUSTMENT UPON CHANGES IN CAPITAL STOCK provisions will also apply if the Change of Control is a SUBSTANTIAL CORPORATE CHANGE (as defined in those provisions). If a Change of Control is also a Substantial Corporate Change, the Change of Control provision will apply before the application of the Substantial Corporate Change provision.

LIMITATION ON              An Option granted to an employee will be an ISO only
ISOs                       to the extent that the ISOS aggregate Fair Market
                           Value (determined at the Date of Grant) of the stock with respect to which are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code
                           Section 422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF                  To exercise any exercisable portion of an Option, the
EXERCISE                   optionee must:

                           Deliver notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed or otherwise authenticated by the optionee, and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                           Pay the full Exercise Price by cash or a cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include loans from the Company or the use of Common Stock); and

                           Deliver to the Administrator such representations and documents as the Administrator, in its sole discretion, may consider necessary or advisable.

                  After an IPO, payment in full of the Exercise Price need not accompany the written notice of exercise if the exercise complies with a previouslyapproved cashless exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the


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                  exercise be delivered to a licensed broker acceptable to the
                  Company as the agent for the individual exercising the option and at the time the stock certificates (or other indicia) are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.

                  If the Administrator agrees to allow an optionee to pay through tendering shares of Common Stock to the Company, the individual can only tender stock he has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise, or, after an IPO, by having a broker tender to the Company cash equal to the exercise price and any withholding taxes.

OPTION            No one may exercise an Option more than ten years after its
EXPIRATION        Date of Grant (or five years for ISOs granted to 10% owners covered by Code Sections 422(b)(6) and 424(d)). Unless the
                  Option Agreement provides otherwise, either initially or by amendment, no one may exercise an Option after the first to occur of:

         EMPLOYMENT                The 90th day after the date of termination of
         TERMINATION               employment (other than for death or
                                   Disability), where termination of employment means the time when the employer-employee or other serviceproviding relationship between the employee and the Company ends for any reason. The Administrator may provide that Options terminate immediately upon termination of employment for "cause" under an employee's employment or consultant's services agreement or under another definition specified in the Option
                                   Agreement. Unless the Option Agreement
                                   provides otherwise, termination of
                                   employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor. The Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment.


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         GROSS MISCONDUCT  For the Company's termination of the optionee's employment as a result of the optionee's Gross Misconduct, the time of such termination. For purposes of this Plan, "GROSS MISCONDUCT" means the optionee has committed fraud, misappropriation, embezzlement, or willful misconduct that has resulted or is likely to result in material harm to the Company;

                           committed or been indicted for or convicted of, or pled guilty or no contest to, any misdemeanor (other than for minor infractions or traffic violations) involving fraud, breach of trust, misappropriation, or other similar activity, or any felony; or

                           committed an act of gross negligence or otherwise acted with willful disregard for the Company's best interests in a manner that has resulted or is likely to result in material harm to the Company.

                           If the optionee has a written employment agreement in effect at the time of his termination that specifies "cause" for termination, "Gross Misconduct" for purposes of his termination will refer to "cause" under the employment agreement, rather than to the foregoing definition.

                 DISABILITY        For disability, the earlier of (i) the first
                                   anniversary of the optionee's termination of employment for disability and (ii) 60 days after the optionee no longer has a disability, where "DISABILITY" means the inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months; or

                 DEATH             The date 12 months after the optionee's
                                   death.

                 If exercise is permitted after termination of employment, the Option will nevertheless expire as of the date that the former service provider violates any covenant not to compete or other post-employment covenant in effect between the Company and the former service provider. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or Eligible Subsidiaries will only receive ISO treatment to the extent the law permits, and becoming or remaining an employee of another related company (that is not an Eligible Subsidiary) or an independent contractor will not prevent loss of ISO status because of the formal termination of employment.

                 Nothing in this Plan extends the term of an Option beyond the tenth anniversary
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                  of its Date of Grant, nor does anything in this OPTION
                  EXPIRATION section make an Option exercisable that has not otherwise become exercisable, unless the Administrator specifies otherwise.

OPTION                    Option Agreements (which could be certificates) will
AGREEMENT                 set forth the terms of each Option and will include
                          such terms and conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The
                          Option Agreements may contain special rules.

PUT AND CALL              The Administrator may provide in Option Agreements
RIGHTS                    that the Company has the right (or obligation) to
                          purchase outstanding Options, or the shares received from exercising an Option, under certain circumstances, including termination of employment for any reason or death and may provide for rights of first refusal. The Administrator may distinguish between unexercisable and exercisable Options.

STOCK SUBJECT             Except as adjusted below under CORPORATE CHANGES,
TO PLAN

                           the aggregate number of shares of Common Stock that may be issued under Options may not exceed 12,838,602 (which will be automatically adjusted to equal 30% of the sum of the shares of Common Stock outstanding immediately after the IPO plus any shares reserved for underwriter over-allotments), the maximum number of shares that may be granted under Options for a single individual in a calendar year may not exceed 50% of the preceding number, provided that the individual maximum applies only to Options first made under this Plan and not to Options made in substitution of a prior employer's options or other incentives, except as Code Section 162(m) otherwise requires, and the aggregate number of shares of Common Stock that may be issued under ISOs may not exceed 6,000,000, plus the number necessary to provide ISOs in substitution for pre-IPO ISOs.

                  The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market or holds as treasury shares. If any Option expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit for a given


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                  individual).

                  No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                  The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Option.

                  The Company will not issue fractional shares pursuant to the exercise of an Option, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO                During the optionee's lifetime and except as provided
MAY EXERCISE              under TRANSFERS, ASSIGNMENTS, AND PLEDGES, only the
                          optionee or his duly appointed guardian or personal representative may exercise the Options. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Option. If someone other than the original recipient seeks to exercise any portion of an Option, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Option.

ADJUSTMENTS               Subject to any required action by the Company (which
UPON CHANGES              it agrees to promptly take) or its stockholders, and
IN CAPITAL                subject to the provisions of applicable  corporate
STOCK                     law, if, after the Date of Grant of an Option,
                          the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security because of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration (excluding, unless the Administrator determines otherwise, stock repurchases), the Administrator must make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. (This


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                          adjustment does not apply to Common Stock that the
                          optionee has already purchased.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the Option's Exercise Price.

                          The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                          All references to numbers of shares of Common Stock in the Plan and in any Option grants made on or before the IPO Effective Date assume the IPO is or will be completed and thus relate to post-IPO numbers of shares.

                          Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this ADJUSTMENTS section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         SUBSTANTIAL      Upon a SUBSTANTIAL CORPORATE CHANGE, the Plan and any
         CORPORATE        unexercised Options will TERMINATE unless provision is
         CHANGE           made in writing in connection with such transaction
                          for

                          the assumption or continuation of outstanding Options, or

                          the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided.

                          If an Option would otherwise terminate under the preceding sentence and the Fair Market Value indicated by the Substantial Corporate Change


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                          exceeds or is likely to exceed the Exercise Price,
                          the Administrator will either provide that

                          optionees will have the right, at such time before the completion of the transaction causing such termination as the Board or the Administrator reasonably designates, to exercise any unexercised portions of the Option, whether or not they had previously become exercisable, or cause the Company, or agree to allow the successor, to cancel each Option after payment to the optionee of an amount in cash, cash equivalents, or successor equity interests substantially equal to the Fair Market Value under the transaction minus the Exercise Price for the shares covered by the Option (and, where the Board or Administrator determines it is appropriate, any required tax withholdings).

                  The Board or other Administrator may take any actions described in ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK section, including the Substantial Corporate Changes section, without any requirement to seek optionee consent. [PENDING COMMENTS FROM ACCOUNTANTS: However, unless the Board determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.]

                          A SUBSTANTIAL CORPORATE CHANGE means the

                                   dissolution or liquidation of the Company,

                                   merger, consolidation, or reorganization of the Company with one or more corporations or other entities in which the Company is not the surviving corporation,

                                   the sale of substantially all of the assets of the Company to another entity or an individual, or any transaction (including a merger or
                                   reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act, any Company Subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) owning 100% of the combined voting power of all classes of stock of the Company.

SUBSIDIARY                         Employees of Company Subsidiaries will be
EMPLOYEES                          entitled to participate in the Plan, except
                                   as otherwise designated by the Board of
                                   Directors or the


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                                   Administrator.

                          Eligible Subsidiary means each of the Company's Subsidiaries, except as the Administrator otherwise specifies. For ISO grants, SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an Option is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. For ISOs, Subsidiary also includes a single-member limited liability company included within the chain described in the preceding sentence. The Board or the Administrator may use a different definition of Subsidiary for NQSOs.

LEGAL                     The Company will not issue any shares of Common Stock
COMPLIANCE                under an Option until all applicable requirements
                          imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that Federal or state laws otherwise prohibit.

                          The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("SECURITIES ACT") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Options may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be treated as amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR              Unless a registration statement under the Securities
INVESTMENT                Act covers the shares of Common Stock an optionee
AND OTHER                 receives upon exercising his Option, the Administrator
RESTRICTIONS              may require, at the time of such exercise, that the
                          optionee agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Option are


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                          registered under the Securities Act. Unless the
                          shares are registered under the Securities Act, the optionee must acknowledge:

                                    that the shares purchased on exercise of the Option are not so registered,

                                    that the optionee may not sell or otherwise transfer the shares unless such sale or transfer complies with all
                                    applicable laws, rules, and regulations, including all applicable Federal and state securities laws, rules, and regulations, and either the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company has
                                    issued an opinion satisfactory to the
                                    Company that the sale or other transfer of such shares is exempt from registration under the Securities Act.

                          Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Option Agreements, or the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

                          The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING           The optionee must satisfy all applicable Federal,
                          state, and local income and employment tax withholding requirements before the Company will deliver stock certificates or otherwise recognize ownership upon the exercise of an Option. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the optionee must pay the Company, with a cashier's check or certified check, the full amounts, if any, required for withholding. Payment of withholding obligations is due at the same time as is payment of the Exercise Price. If the Administrator so determines, the optionee may instead satisfy the withholding obligations by directing the Company to retain shares from the Option exercise, by tendering previously owned shares, or by attesting to his ownership of shares (with the distribution of net shares), or, after an


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



                          IPO, by having a broker tender to the Company cash equal to the withholding taxes.

TRANSFERS,                Unless the Administrator otherwise approves in advance
ASSIGNMENTS,              in writing for estate planning or other purposes, an
AND PLEDGES               Option may not be assigned, pledged, or otherwise
                          transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the optionee to any person, except by will or by operation of applicable laws of descent and distribution. If necessary to comply with Rule 16b-3, the optionee may not transfer or pledge shares of Common Stock acquired upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The Administrator may, in its discretion, expressly provide that an optionee may transfer his Option, without receiving consideration, to (i) members of his immediate family (children, grandchildren, or spouse), (ii) trusts for the benefit of such family members, or (iii) partnerships whose only partners are such family members.

AMENDMENT OR              The Board may amend, suspend, or terminate the Plan at
TERMINATION               any time, without the consent of the optionees or
OF PLAN AND               their beneficiaries; PROVIDED, HOWEVER, that no
OPTIONS                   amendment will deprive any optionee or beneficiary of
                          any previously declared Option. Except as required by law or by the SUBSTANTIAL CORPORATE CHANGES section, the Administrator may not, without the optionee's or beneficiary's consent, modify the terms and conditions of an Option so as to adversely affect the optionee. No amendment, suspension, or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or materially adversely affect any right or obligations under any outstanding Options, except as provided in the SUBSTANTIAL CORPORATE CHANGES Section.

PRIVILEGES OF             No optionee and no beneficiary or other person
STOCK                     claiming under or through such optionee will have any
OWNERSHIP                 right, title, or interest in or to any shares of
                          Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, already issued to such optionee.

EFFECT ON                 Whether exercising an Option causes the optionee to
OTHER PLANS               accrue or receive additional benefits under any
                          pension or other plan is governed solely by the terms of such other plan.

LIMITATIONS ON            Notwithstanding any other provisions of the Plan, no
LIABILITY                 individual acting as a director, officer, other
                          employee, or agent of the Company will be liable to any


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                          optionee, former optionee, spouse, beneficiary, or
                          any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT             Nothing contained in this Plan constitutes an
CONTRACT                  employment contract between the Company and the
                          optionees. The Plan does not give any optionee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the optionee's employment or other relationship with the Company.

APPLICABLE LAW            The laws of the State of Delaware (other than its
                          choice of law provisions) govern this Plan and its interpretation.

DURATION OF               Unless the Board extends the Plan's term, the
PLAN                      Administrator may not grant Options after August 5,
                          2009. The Plan will then terminate but will continue to govern unexercised and unexpired Options.

APPROVAL OF               The Plan must be submitted to Company stockholders for
THE PLAN                  their approval within 12 months before or after the
                          Board adopts the Plan to qualify any Options designated as ISOs for treatment as such. If the stockholders do not so approve the Plan, the Plan and any outstanding ISOs will be treated as void and of no effect.


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